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                         VAN KAMPEN LATIN AMERICAN FUND

                   SUPPLEMENT DATED DECEMBER 23, 2002 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                       PROSPECTUS DATED OCTOBER 25, 2002

    The Prospectus is hereby supplemented as follows:

    The section entitled "INVESTMENT ADVISORY SERVICES --
GENERAL -- PORTFOLIO MANAGEMENT" is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT. The Fund is managed by the Subadviser's Latin American Equity team. The team is made up of established investment professionals. Current members of the team include Ana Cristina Piedrahita, a Vice President of the Subadviser, William Scott Piper, a Vice President of the Subadviser, and Narayan Ramachandran, a Managing Director of the Subadviser. The composition of the team may change without notice from time to time.

RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  MSLA SPT 12/02